EXHIBIT 99

WFMBS-05AR10-v1

Banc of America Securities
Settle 05/18/2005
First Payment 06/25/2005

                           6 CPR           8 CPR          10 CPR          12 CPR          15 CPR          18 CPR
GMC_FE-COMBO             View CF         View CF         View CF         View CF         View CF         View CF
Price                   99-23.00        99-23.00        99-23.00        99-23.00         99-23.0        99-23.00
Yield                      4.157           4.151           4.153           4.154           4.156           4.158
WAL                        1.852           1.417           1.146           0.963           0.775           0.649
Mod Durn                   1.730           1.339           1.091           0.921           0.746           0.627
Principal Window   Jun05 - Feb09   Jun05 - Mar08   Jun05 - Sep07   Jun05 - Apr07   Jun05 - Nov06   Jun05 - Aug06
CMT_1YR                     3.38            3.38            3.38            3.38            3.38            3.38


                          20 CPR          22 CPR          25 CPR
GMC_FE-COMBO             View CF         View CF         View CF
Price                   99-23.00        99-23.00        99-23.00
Yield                      4.159           4.160           4.162
WAL                        0.585           0.533           0.470
Mod Durn                   0.566           0.516           0.456
Principal Window   Jun05 - Jul06   Jun05 - May06   Jun05 - Apr06
CMT_1YR                     3.38            3.38            3.38


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-v2 -- A5G

Banc of America Securities

Balance $264,382,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 4.11038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price              0 CPB           8 CPB           10 CPB          12 CPB          15 CPB          18 CPB
Yield              Yield           Yield           Yield           Yield           Yield           Yield
99-25.50           4.121           4.093           4.081           4.069           4.051           4.033
99-26.00           4.116           4.081           4.067           4.052           4.030           4.008
99-26.50           4.110           4.069           4.052           4.035           4.009           3.983
99-27.00           4.105           4.058           4.038           4.018           3.988           3.958
99-27.50           4.100           4.046           4.024           4.001           3.967           3.933
99-28.00           4.094           4.035           4.009           3.984           3.946           3.908
99-28.50           4.089           4.023           3.995           3.967           3.925           3.884
WAL                3.145           1.415           1.146           0.963           0.775           0.649
Mod Durn           2.894           1.339           1.092           0.922           0.747           0.628
Principal Window   Jun05 - Oct08   Jun05 - Mar08   Jun05 - Sep07   Jun05 - Apr07   Jun05 - Nov06   Jun05 - Aug06
CMT_1YR            3.38            3.38            3.38            3.38            3.38            3.38


Price              20 CPB          22 CPB          25 CPB
Yield              Yield           Yield           Yield
99-25.50           4.021           4.009           3.991
99-26.00           3.993           3.979           3.956
99-26.50           3.966           3.948           3.922
99-27.00           3.938           3.918           3.888
99-27.50           3.911           3.888           3.854
99-28.00           3.883           3.858           3.820
99-28.50           3.856           3.828           3.786
WAL                0.585           0.533           0.470
Mod Durn           0.567           0.517           0.457
Principal Window   Jun05 - Jul06   Jun05 - May06   Jun05 - Apr06
CMT_1YR            3.38            3.38            3.38


           EDSF               Mat 0.5YR           1.25YR              2YR                3YR               4YR
           Yld                    3.538            3.822            4.013              4.191             4.323

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS_05-AR10 - Price/Yield - A4A1

Balance                $104,390,000.00  Delay          24              WAC(2)       4.37063         WAM(2)                  347
Coupon                 4.11038          Dated          5/1/2005        NET(2)       4.11038         WALA(2)                  13
Settle                 5/18/2005        First Payment  6/25/2005

Price                               1               2               3             4              5             6              7
                                Yield           Yield           Yield         Yield          Yield         Yield          Yield
              99-22.50          4.156           4.158           4.161         4.165          4.169         4.171          4.178
              99-23.50          4.142           4.141           4.140         4.139          4.137         4.137          4.134
              99-24.50          4.127           4.124           4.119         4.112          4.106         4.102          4.090
              99-25.50          4.113           4.106           4.097         4.086          4.074         4.067          4.047
              99-26.50          4.099           4.089           4.076         4.060          4.043         4.032          4.003
              99-27.50          4.084           4.072           4.055         4.033          4.012         3.997          3.959
              99-28.50          4.070           4.054           4.033         4.007          3.980         3.962          3.916

    Spread at 99-25.50           4.12           11.14           21.89         30.16          35.51         35.96          33.96
                   WAL          2.340           1.929           1.553         1.250          1.040         0.934          0.742
              Mod Durn           2.17            1.80            1.46          1.19           0.99          0.89           0.71
Principal Window Begin      6/25/2005       6/25/2005       6/25/2005     6/25/2005      6/25/2005     6/25/2005      6/25/2005
  Principal Window End      9/25/2008       8/25/2008       6/25/2008    12/25/2007      7/25/2007     4/25/2007     11/25/2006

               CMT_1YR           3.38            3.38            3.38          3.38           3.38          3.38           3.38
                Prepay          6 CPB           9 CPB          12 CPB        15 CPB         18 CPB        20 CPB         25 CPB
   Optional Redemption        Call (N)        Call (N)        Call (N)      Call (N)       Call (N)      Call (N)       Call (N)


                  Swap Mat    1YR    2YR    3YR    4YR    5YR
                       Yld 3.7070 4.0170 4.1785 4.2890 4.3800


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS_05-AR10 - Price/Yield - A4A2

Balance                $49,762,000.00   Delay          24              WAC(2)       4.37063         WAM(2)                  347
Coupon                 4.11038          Dated          5/1/2005        NET(2)       4.11038         WALA(2)                  13
Settle                 5/18/2005        First Payment  6/25/2005

Price                               1               2               3             4              5             6              7
                                Yield           Yield           Yield         Yield          Yield         Yield          Yield
              98-04.25          4.631           4.656           4.677         4.708          4.769         4.826          5.000
              98-06.25          4.612           4.636           4.656         4.685          4.744         4.799          4.966
              98-08.25          4.593           4.616           4.635         4.663          4.719         4.772          4.932
              98-10.25          4.574           4.596           4.614         4.641          4.695         4.745          4.899
              98-12.25          4.555           4.576           4.593         4.619          4.670         4.719          4.865
              98-14.25          4.535           4.555           4.572         4.596          4.646         4.692          4.831
              98-16.25          4.516           4.535           4.551         4.574          4.621         4.665          4.797

    Spread at 98-10.25          32.53           36.86           40.27         45.03          55.06         64.11          88.13
                   WAL          3.633           3.441           3.297         3.109          2.787         2.541          2.002
              Mod Durn           3.30            3.14            3.02          2.86           2.58          2.36           1.88
Principal Window Begin      9/25/2008       8/25/2008       6/25/2008    12/25/2007      7/25/2007     4/25/2007     11/25/2006
  Principal Window End      3/25/2009       2/25/2009      10/25/2008     9/25/2008      8/25/2008     6/25/2008     11/25/2007

               CMT_1YR           3.38            3.38            3.38          3.38           3.38          3.38           3.38
                Prepay          6 CPB           9 CPB          12 CPB        15 CPB         18 CPB        20 CPB         25 CPB
   Optional Redemption        Call (N)        Call (N)        Call (N)      Call (N)       Call (N)      Call (N)       Call (N)

                  Swap Mat    1YR    2YR    3YR    4YR    5YR
                       Yld 3.7070 4.0170 4.1785 4.2890 4.3800


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS_05-AR10 - Price/Yield - A4A1             [Bank of America Securities LOGO]

Balance   $104,390,000.00     Delay                  24     WAC(2)   4.37063     WAM(2)    347
Coupon            4.11038     Dated            5/1/2005     NET(2)   4.11038     WALA(2)    13
Settle          5/18/2005     First Payment   6/25/2005

Price                             1             2              3             4              5             6              7
                                Yield         Yield          Yield         Yield          Yield         Yield          Yield
              99-22.50          4.156         4.158          4.161         4.165          4.169         4.171          4.178
              99-23.50          4.142         4.141          4.140         4.139          4.137         4.137          4.134
              99-24.50          4.127         4.124          4.119         4.112          4.106         4.102          4.090
              99-25.50          4.113         4.106          4.097         4.086          4.074         4.067          4.047
              99-26.50          4.099         4.089          4.076         4.060          4.043         4.032          4.003
              99-27.50          4.084         4.072          4.055         4.033          4.012         3.997          3.959
              99-28.50          4.070         4.054          4.033         4.007          3.980         3.962          3.916

    Spread at 99-25.50           4.12         11.14          21.89         30.16          35.51         35.96          33.96
                   WAL          2.340         1.929          1.553         1.250          1.040         0.934          0.742
              Mod Durn           2.17          1.80           1.46          1.19           0.99          0.89           0.71
Principal Window Begin      6/25/2005     6/25/2005      6/25/2005     6/25/2005      6/25/2005     6/25/2005      6/25/2005
  Principal Window End      9/25/2008     8/25/2008      6/25/2008    12/25/2007      7/25/2007     4/25/2007     11/25/2006

               CMT_1YR           3.38          3.38           3.38          3.38           3.38          3.38           3.38
                Prepay          6 CPB         9 CPB         12 CPB        15 CPB         18 CPB        20 CPB         25 CPB
   Optional Redemption        Call (N)      Call (N)       Call (N)      Call (N)       Call (N)      Call (N)       Call (N)

              Swap Mat      1YR      2YR      3YR      4YR      5YR
                   Yld   3.7070   4.0170   4.1785   4.2890   4.3800


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS_05-AR10 - Price/Yield - A4A2             [Bank of America Securities LOGO]

Balance   $49,762,000.00     Delay                  24     WAC(2)   4.37063     WAM(2)    347
Coupon           4.11038     Dated            5/1/2005     NET(2)   4.11038     WALA(2)    13
Settle         5/18/2005     First Payment   6/25/2005

Price                             1             2              3             4              5             6              7
                                Yield         Yield          Yield         Yield          Yield         Yield          Yield
              98-04.25          4.631         4.656          4.677         4.708          4.769         4.826          5.000
              98-06.25          4.612         4.636          4.656         4.685          4.744         4.799          4.966
              98-08.25          4.593         4.616          4.635         4.663          4.719         4.772          4.932
              98-10.25          4.574         4.596          4.614         4.641          4.695         4.745          4.899
              98-12.25          4.555         4.576          4.593         4.619          4.670         4.719          4.865
              98-14.25          4.535         4.555          4.572         4.596          4.646         4.692          4.831
              98-16.25          4.516         4.535          4.551         4.574          4.621         4.665          4.797

    Spread at 98-10.25          32.53         36.86          40.27         45.03          55.06         64.11          88.13
                   WAL          3.633         3.441          3.297         3.109          2.787         2.541          2.002
              Mod Durn           3.30          3.14           3.02          2.86           2.58          2.36           1.88
Principal Window Begin      9/25/2008     8/25/2008      6/25/2008    12/25/2007      7/25/2007     4/25/2007     11/25/2006
  Principal Window End      3/25/2009     2/25/2009     10/25/2008     9/25/2008      8/25/2008     6/25/2008     11/25/2007

               CMT_1YR           3.38          3.38           3.38          3.38           3.38          3.38           3.38
                Prepay          6 CPB         9 CPB         12 CPB        15 CPB         18 CPB        20 CPB         25 CPB
   Optional Redemption        Call (N)      Call (N)       Call (N)      Call (N)       Call (N)      Call (N)       Call (N)

              Swap Mat      1YR      2YR      3YR      4YR      5YR
                   Yld   3.7070   4.0170   4.1785   4.2890   4.3800


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS_05-AR10 - Price/Yield - A5B

Balance     $97,102,000.00    Delay             24           WAC(2)      4.37063     WAM(2)      347
Coupon      4.11038           Dated             5/1/2005     NET(2)      4.11038     WALA(2)      13
Settle      5/18/2005         First Payment     6/25/2005


Price                                    1
                                     Yield
                    99-26.50         4.096

                         WAL         2.165
                    Mod Durn         2.034
      Principal Window Begin     2/25/2007
        Principal Window End    11/25/2007
          Principal # Months            10

                     CMT_1YR          3.38
                      Prepay       6...CPR
         Optional Redemption       Call (N)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 4A3
Banc of America Securities
Balance $200,318,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 4.11038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005


Price                 6 CPR            8 CPR           10 CPR         12 CPR         15 CPR       18 CPR          20 CPR
                      Yield            Yield           Yield          Yield          Yield        Yield           Yield
99-23.00                     4.346          4.212          4.160          4.151          4.152          4.153          4.154
99-23.50                     4.341          4.204          4.151          4.140          4.139          4.137          4.137
99-24.00                     4.335          4.197          4.142          4.130          4.126          4.122          4.119
99-24.50                     4.329          4.190          4.133          4.119          4.112          4.106          4.102
99-25.00                     4.323          4.182          4.124          4.109          4.099          4.090          4.084
99-25.50                     4.317          4.175          4.116          4.098          4.086          4.074          4.067
99-26.00                     4.312          4.168          4.107          4.087          4.073          4.059          4.049
WAL                          2.979          2.306          1.866          1.561          1.250          1.040          0.934
Mod Durn                     2.700          2.127          1.741          1.469          1.187          0.993          0.895
Principal Window     Jun05 - Jun11  Jun05 - Feb10  Jun05 - Apr09  Jun05 - Aug08  Jun05 - Dec07  Jun05 - Jul07  Jun05 - Apr07
CMT_1YR                       3.33           3.33           3.33           3.33           3.33           3.33           3.33


Price                    22 CPR        25 CPR
                         Yield         Yield
99-23.00                     4.155          4.156
99-23.50                     4.136          4.134
99-24.00                     4.116          4.112
99-24.50                     4.097          4.090
99-25.00                     4.078          4.069
99-25.50                     4.059          4.047
99-26.00                     4.039          4.025
WAL                          0.847          0.742
Mod Durn                     0.813          0.714
Principal Window     Jun05 - Feb07  Jun05 - Nov06
CMT_1YR                       3.33           3.33


EDSF     Mat 0.5YR       1.25YR         2YR          3YR         4YR
 Yld         3.548        3.817       3.993        4.147       4.263


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 4A11
Banc of America Securities
Balance $58,176,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 3.50038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005


Price                 6 CPB          8 CPB          10 CPB         12 CPB         15 CPB         18 CPB         20 CPB
98-11.50                  4.079          4.128          4.183          4.242          4.342          4.463          4.558
98-11.50                  1.714         10.036         18.665         27.472         42.778         60.769         73.837
98-12.00                  4.073          4.122          4.175          4.234          4.333          4.453          4.546
98-12.00                  1.094          9.360         17.928         26.669         41.861         59.716         72.676
98-12.50                  4.067          4.115          4.168          4.226          4.324          4.442          4.535
98-12.50                  0.473          8.685         17.191         25.865         40.945         58.662         71.517
98-13.00                  4.061          4.108          4.161          4.218          4.315          4.432          4.523
98-13.00                 -0.147          8.009         16.454         25.062         25.062         57.610         70.357
98-13.50                  4.054          4.101          4.153          4.210          4.305          4.421          4.512
98-13.50                 -0.766          7.334         15.718         24.259         39.113         56.557         69.198
98-14.00                  4.048          4.095          4.146          4.202          4.296          4.411          4.500
98-14.00                 -1.386          6.659         14.982         23.456         38.197         55.505         68.039
98-14.50                  4.042          4.088          4.139          4.194          4.287          4.400          4.489
98-14.50                 -2.006          5.985         14.246         22.654         37.282         54.453         66.881

WAL                       2.757          2.527          2.312          2.116          1.850          1.604          1.453
Mod Durn                  2.557          2.348          2.152          1.974          1.731          1.506          1.367
Principal Window  Jun05 - Mar09  Jun05 - Feb09  Jun05 - Jan09  Jun05 - Oct08  Jun05 - Sep08  Jun05 - Aug08  Jun05 - Jun08
CMT_1YR                    3.33           3.33           3.33           3.33           3.33           3.33           3.33


Price                 22 CPB         25 CPB         30 CPB         40 CPB
98-11.50                  4.662          4.823          5.102          5.701 Yield
98-11.50                 87.447        107.535        138.983        198.911 Spread
98-12.00                  4.649          4.808          5.084          5.677 Yield
98-12.00                 86.170        106.077        137.210        196.461 Spread
98-12.50                  4.636          4.794          5.066          5.652 Yield
98-12.50                 84.894        104.619        135.437        194.011 Spread
98-13.00                  4.623          4.779          5.049          5.628 Yield
98-13.00                 83.618        103.162        133.665        191.562 Spread
98-13.50                  4.611          4.764          5.031          5.603 Yield
98-13.50                 82.342        101.705        131.893        189.113 Spread
98-14.00                  4.598          4.750          5.013          5.579 Yield
98-14.00                 81.067        100.248        130.122        186.666 Spread
98-14.50                  4.585          4.735          4.996          5.554 Yield
98-14.50                 79.791         98.792        128.352        184.219 Spread

WAL                       1.316          1.148          0.941          0.678
Mod Durn                  1.242          1.088          0.895          0.647
Principal Window  Jun05 - Apr08  Jun05 - Nov07  Jun05 - May07  Jun05 - Oct06
CMT_1YR                    3.33           3.33           3.33           3.33


Swap Mat   1YR     2YR    3YR     4YR   5YR
Yld        3.712   3.95   4.098   4.2   4.2735


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 4A11
Banc of America Securities
Balance $58,176,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 3.50038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005


Price                     6 CPB          8 CPB         10 CPB         12 CPB         15 CPB         18 CPB         20 CPB
98-06.00                  4.148          4.203          4.264          4.330          4.443          4.580          4.686
98-06.00                 -4.687          4.498         14.040         23.797         43.011         66.667         83.469
98-06.50                  4.141          4.196          4.257          4.322          4.434          4.569          4.674
98-06.50                 -5.309          3.821         13.301         22.991         42.092         65.611         82.306
98-07.00                  4.135          4.189          4.249          4.314          4.425          4.558          4.663
98-07.00                 -5.931          3.143         12.562         22.186         41.173         64.554         81.143
98-07.50                  4.129          4.182          4.242          4.306          4.415          4.548          4.651
98-07.50                 -6.552          2.467         11.824         21.380         40.254         63.498         79.980
98-08.00                  4.123          4.176          4.234          4.298          4.406          4.537          4.639
98-08.00                 -7.173          1.790         11.085         20.575         39.336         62.442         78.817
98-08.50                  4.116          4.169          4.227          4.290          4.397          4.527          4.628
98-08.50                 -7.795          1.113         10.347         19.770         38.417         61.387         77.655
98-09.00                  4.110          4.162          4.220          4.282          4.388          4.516          4.616
98-09.00                 -8.416          0.437          9.609         18.966         37.499         60.332         76.493

WAL                       2.757          2.527          2.312          2.116          1.850          1.604          1.453
Mod Durn                  2.555          2.346          2.150          1.972          1.729          1.504          1.366
Principal Window  Jun05 - Mar09  Jun05 - Feb09  Jun05 - Jan09  Jun05 - Oct08  Jun05 - Sep08  Jun05 - Aug08  Jun05 - Jun08
CMT_1YR                    3.33           3.33           3.33           3.33           3.33           3.33           3.33


Price                    22 CPB         25 CPB         30 CPB         40 CPB
98-06.00                  4.802          4.983          5.297          5.971 Yield
98-06.00                100.674        125.596        163.025        230.424 Spread
98-06.50                  4.790          4.969          5.279          5.947 Yield
98-06.50                 99.393        124.133        161.245        227.964 Spread
98-07.00                  4.777          4.954          5.262          5.922 Yield
98-07.00                 98.112        122.670        159.467        225.505 Spread
98-07.50                  4.764          4.939          5.244          5.897 Yield
98-07.50                 96.832        121.208        157.689        223.047 Spread
98-08.00                  4.751          4.925          5.226          5.873 Yield
98-08.00                 95.553        119.747        155.911        220.589 Spread
98-08.50                  4.738          4.910          5.208          5.848 Yield
98-08.50                 94.273        118.285        154.134        218.133 Spread
98-09.00                  4.726          4.896          5.191          5.824 Yield
98-09.00                 92.994        116.825        152.357        215.677 Spread

WAL                       1.316          1.148          0.941          0.678
Mod Durn                  1.241          1.086          0.893          0.646
Principal Window  Jun05 - Apr08  Jun05 - Nov07  Jun05 - May07  Jun05 - Oct06
CMT_1YR                    3.33           3.33           3.33           3.33


Swap Mat   1YR     2YR     3YR     4YR      5YR
Yld        3.667   4.074   4.233   4.3305   4.405


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 4A12
Banc of America Securities
Balance $40,427,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 4.98818 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price                       6 CPB            8CPB               10 CPB             12 CPB             15 CPB               18 CPB
100-26.75                       4.575             4.535            4.491              4.442                4.361               4.262
100-26.75                      51.338            50.722           49.444             47.507               44.623              40.596
100-27.25                       4.569             4.528            4.483              4.434                4.352               4.251
100-27.25                      50.722            50.053           48.715             46.714               43.723              39.565
100-27.75                       4.563             4.522            4.476              4.426                4.343               4.241
100-27.75                      50.105            49.383           47.987             45.922               42.823              38.535
100-28.25                       4.557             4.515            4.469              4.418                4.334               4.231
100-28.25                      49.489            48.714           47.258             45.130               41.923              37.505
100-28.75                       4.551             4.508            4.461              4.411                4.325               4.221
100-28.75                      48.873            48.044           46.530             44.338               41.023              36.475
100-29.25                       4.545             4.502            4.454              4.403                4.316               4.210
100-29.25                      48.257            47.375           45.802             43.546               40.124              35.445
100-29.75                       4.538             4.495            4.447              4.395                4.307               4.200
100-29.75                      47.641            46.706           45.074             42.755               39.224              34.416

WAL                             2.757             2.527            2.312              2.116                1.850               1.604
Mod Durn                        2.508             2.309            2.122              1.951                1.717               1.500
Principal Window        Jun05 - Mar09     Jun05 - Feb09    Jun05 - Jan09      Jun05 - Oct08        Jun05 - Sep08       Jun05 - Aug08
CMT_1YR                          3.33              3.33             3.33               3.33                 3.33                3.33

Swap Mat                          1YR               2YR              3YR                4YR                  5YR
Yld                             3.712              3.95            4.098                4.2               4.2735

Price                        20 CPB             22 CPB            25 CPB           30 CPB             40 CPB
100-26.75                       4.185             4.101            3.970              3.743             3.259   Yield
100-26.75                      36.505            31.331           22.249              3.148           -45.274   Spread
100-27.25                       4.173             4.088            3.956              3.726             3.236   Yield
100-27.25                      35.373            30.088           20.832              1.433           -47.627   Spread
100-27.75                       4.162             4.076            3.941              3.709             3.212   Yield
100-27.75                      34.241            28.844           19.416             -0.281           -49.979   Spread
100-28.25                       4.151             4.063            3.927              3.692             3.189   Yield
100-28.25                      33.109            27.601           18.001             -1.995           -52.330   Spread
100-28.75                       4.139             4.051            3.913              3.675             3.165   Yield
100-28.75                      31.977            26.359           16.586             -3.708           -54.680   Spread
100-29.25                       4.128             4.038            3.899              3.658             3.142   Yield
100-29.25                      30.846            25.116           15.171             -5.421           -57.030   Spread
100-29.75                       4.117             4.026            3.885              3.641             3.118   Yield
100-29.75                      29.715            23.875           13.757             -7.134           -59.379   Spread

WAL                             1.453             1.316            1.148              0.941             0.678
Mod Durn                        1.365             1.243            1.092              0.902             0.657
Principal Window        Jun05 - Jun08     Jun05 - Apr08    Jun05 - Nov07      Jun05 - May07     Jun05 - Oct06
CMT_1YR                          3.33              3.33             3.33               3.33              3.33

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 5A61
Banc of America Securities
Balance $300,000,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 3.61038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price                 6 CPR           8 CPR             10 CPR           12 CPR           15 CPR          18 CPR
                      Yield           Yield             Yield            Yield            Yield           Yield
97-15.50              4.424           4.424             4.424            4.424            4.421           4.417
97-16.00              4.419           4.419             4.419            4.419            4.417           4.412
97-16.50              4.415           4.415             4.415            4.415            4.412           4.408
97-17.00              4.410           4.410             4.410            4.410            4.408           4.403
97-17.50              4.406           4.406             4.406            4.406            4.404           4.399
97-18.00              4.402           4.402             4.402            4.402            4.399           4.394
97-18.50              4.397           4.397             4.397            4.397            4.395           4.390

WAL                   3.936           3.936             3.936            3.936            3.934           3.869
Mod Durn              3.594           3.594             3.594            3.594            3.592           3.537
Principal Window      Apr09 - Apr09   Apr09 - Apr09     Apr09 - Apr09    Apr09 - Apr09    Feb09 - Apr09   Jun08 - Apr09
CMT_1YR               3.33            3.33              3.33             3.33             3.33            3.33

Swap Mat              1YR             2YR               3YR              4YR              5YR
Yld                   3.712           3.968             4.1105           4.216            4.296

Price                 20 CPR           22 CPR         25 CPR
                      Yield            Yield          Yield
97-15.50              4.420            4.427          4.444
97-16.00              4.415            4.422          4.439
97-16.50              4.411            4.418          4.434
97-17.00              4.406            4.413          4.429
97-17.50              4.401            4.408          4.424
97-18.00              4.397            4.403          4.420
97-18.50              4.392            4.399          4.415

WAL                   3.793            3.702          3.546
Mod Durn              3.471            3.392          3.254
Principal Window      Feb08 - Apr09    Nov07 - Apr09  Jul07 - Apr09
CMT_1YR               3.33             3.33           3.33

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 5A61
Banc of America Securities
Balance $300,000,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 3.50038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price                                  6 CPR            8 CPR            10 CPR            12 CPR             15 CPR
97-06.75                               4.389            4.389             4.389             4.389              4.387
97-06.75                              19.542           19.542            19.542            19.542             19.331
97-07.25                               4.384            4.384             4.384             4.384              4.382
97-07.25                              19.097           19.097            19.097            19.097             18.885
97-07.75                               4.380            4.380             4.380             4.380              4.378
97-07.75                              18.651           18.651            18.651            18.651             18.439
97-08.25                               4.376            4.376             4.376             4.376              4.373
97-08.25                              18.206           18.206            18.206            18.206             17.994
97-08.75                               4.371            4.371             4.371             4.371              4.369
97-08.75                              17.761           17.761            17.761            17.761             17.548
97-09.25                               4.367            4.367             4.367             4.367              4.364
97-09.25                              17.316           17.316            17.316            17.316             17.103
97-09.75                               4.362            4.362             4.362             4.362              4.360
97-09.75                              16.871           16.871            16.871            16.871             16.658

WAL                                    3.936            3.936             3.936             3.936              3.934
Mod Durn                               3.602            3.602             3.602             3.602              3.600
Principal Window               Apr09 - Apr09    Apr09 - Apr09     Apr09 - Apr09     Apr09 - Apr09      Feb09 - Apr09

CMT_1YR                                 3.33             3.33              3.33              3.33               3.33

Swap Mat                  1YR                2YR              3YR               4YR               5YR
Yld                       3.712              3.95             4.098             4.2               4.2735

Price                                 18 CPR               20 CPR            22 CPR            25 CPR
97-06.75                               4.384                4.388             4.397             4.418 Yield
97-06.75                              19.692               20.921            22.775            26.447 Spread
97-07.25                               4.379                4.384             4.393             4.413 Yield
97-07.25                              19.239               20.460            22.303            25.954 Spread
97-07.75                               4.374                4.379             4.388             4.408 Yield
97-07.75                              18.786               19.998            21.831            25.462 Spread
97-08.25                               4.370                4.374             4.383             4.403 Yield
97-08.25                              18.334               19.537            21.359            24.970 Spread
97-08.75                               4.365                4.370             4.378             4.398 Yield
97-08.75                              17.881               19.076            20.887            24.478 Spread
97-09.25                               4.361                4.365             4.374             4.394 Yield
97-09.25                              17.429               18.615            20.415            23.986 Spread
97-09.75                               4.356                4.360             4.369             4.389 Yield
97-09.75                              16.976               18.154            19.943            23.495 Spread

WAL                                    3.869                3.793             3.702             3.546
Mod Durn                               3.544                3.478             3.398             3.260
Principal Window               Jun08 - Apr09        Feb08 - Apr09     Nov07 - Apr09     Jul07 - Apr09

CMT_1YR                                 3.33                 3.33              3.33              3.33


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 5A61
BANC OF AMERICA
Balance $300,000,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 3.50038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price                             1              2              3              4                5                6
97-05.375                            4.401          4.401          4.401          4.401              4.399         4.396
97-05.375                           21.561         21.561         21.561         21.561             21.350        21.724
97-05.875                            4.397          4.397          4.397          4.397              4.394         4.391
97-05.875                           21.116         21.116         21.116         21.116             20.904        21.271
97-06.375                            4.392          4.392          4.392          4.392              4.390         4.387
97-06.375                           20.670         20.670         20.670         20.670             20.458        20.818
97-06.875                            4.388          4.388          4.388          4.388              4.385         4.382
97-06.875                           20.225         20.225         20.225         20.225             20.013        20.365
97-07.375                            4.383          4.383          4.383          4.383              4.381         4.378
97-07.375                           19.779         19.779         19.779         19.779             19.567        19.913
97-07.875                            4.379          4.379          4.379          4.379              4.377         4.373
97-07.875                           19.334         19.334         19.334         19.334             19.121        19.460
97-08.375                            4.374          4.374          4.374          4.374              4.372         4.369
97-08.375                           18.888         18.888         18.888         18.888             18.676        19.007

WAL                                  3.936          3.936          3.936          3.936              3.934         3.869
Mod Durn                             3.602          3.602          3.602          3.602                3.6         3.544
Mod Convexity                        0.153          0.153          0.153          0.153              0.153         0.149
Principal Window             Apr09 - Apr09  Apr09 - Apr09  Apr09 - Apr09  Apr09 - Apr09      Feb09 - Apr09 Jun08 - Apr09

CMT_1YR                               3.33           3.33           3.33           3.33               3.33          3.33
Prepay                               6 CPR          8 CPR         10 CPR         12 CPR             15 CPR        18 CPR
Optional Redemption                Call (N)       Call (N)       Call (N)       Call (N)           Call (N)      Call (N)

Swap Mat                               1YR            2YR            3YR            4YR                5YR
Yld                                  3.712          3.939          4.091          4.192              4.261

Price                           7                8              9              10
97-05.375                            4.401          4.410          4.432          4.635 Yield
97-05.375                           22.969         24.844         28.555         59.110 Spread
97-05.875                            4.396          4.406          4.427          4.628 Yield
97-05.875                           22.508         24.372         28.063         58.466 Spread
97-06.375                            4.392          4.401          4.422          4.622 Yield
97-06.375                           22.046         23.899         27.570         57.821 Spread
97-06.875                            4.387          4.396          4.417          4.615 Yield
97-06.875                           21.585         23.427         27.078         57.177 Spread
97-07.375                            4.382          4.391          4.412          4.609 Yield
97-07.375                           21.124         22.955         26.586         56.533 Spread
97-07.875                            4.378          4.387          4.407          4.603 Yield
97-07.875                           20.662         22.483         26.094         55.888 Spread
97-08.375                            4.373          4.382          4.402          4.596 Yield
97-08.375                           20.201         22.011         25.602         55.244 Spread

WAL                                  3.793          3.702          3.546          2.688
Mod Durn                             3.478          3.398           3.26           2.49
Mod Convexity                        0.144          0.138          0.129          0.084
Principal Window             Feb08 - Apr09  Nov07 - Apr09  Jul07 - Apr09  Aug06 - Apr09

CMT_1YR                               3.33           3.33           3.33           3.33
Prepay                              20 CPR         22 CPR         25 CPR         40 CPR
Optional Redemption                Call (N)       Call (N)       Call (N)       Call (N)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

WFMBS-05AR10-Final-Structure2 -- 5A61
Banc of America Securities
Balance $300,000,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 4.11038 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005


Price                               6 CPR              8 CPR          10 CPR          12 CPR          15 CPR             18 CPR
                                    Yield              Yield           Yield           Yield           Yield              Yield
97-03.13                            4.421              4.421           4.421           4.421           4.419              4.416
97-03.63                            4.417              4.417           4.417           4.417           4.414              4.412
97-04.13                            4.412              4.412           4.412           4.412            4.41              4.407
97-04.63                            4.408              4.408           4.408           4.408           4.405              4.403
97-05.13                            4.403              4.403           4.403           4.403           4.401              4.398
97-05.63                            4.399              4.399           4.399           4.399           4.397              4.394
97-06.13                            4.394              4.394           4.394           4.394           4.392              4.389

WAL                                 3.936              3.936           3.936           3.936           3.934              3.869
Mod Durn                            3.601              3.601           3.601           3.601           3.599              3.543
Principal Window            Apr09 - Apr09      Apr09 - Apr09   Apr09 - Apr09   Apr09 - Apr09   Feb09 - Apr09      Jun08 - Apr09

CMT_1YR                              3.33               3.33            3.33            3.33            3.33               3.33


Price                               20 CPR           22 CPR          25 CPR
                                     Yield            Yield           Yield
97-03.13                             4.422            4.432           4.454
97-03.63                             4.417            4.427           4.449
97-04.13                             4.412            4.422           4.444
97-04.63                             4.408            4.417           4.439
97-05.13                             4.403            4.413           4.434
97-05.63                             4.399            4.408           4.429
97-06.13                             4.394            4.403           4.424

WAL                                  3.793            3.702           3.546
Mod Durn                             3.478            3.397           3.259
Principal Window             Feb08 - Apr09    Nov07 - Apr09   Jul07 - Apr09

CMT_1YR                               3.33             3.33            3.33



Swap Mat     1YR             2YR           3YR            4YR             5YR
Yld        3.712           3.956         4.106         4.2035            4.29


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Balance $40,427,000.00 Delay 24 WAC(2) 4.37063 WAM(2) 347
Coupon 4.98818 Dated 05/01/2005 NET(2) 4.11038 WALA(2) 13
Settle 05/18/2005 First Payment 06/25/2005

Price                           6 CPB             8 CPB             10 CPB             12 CPB            15 CPB             18 CPB
100-21.25                       4.643             4.609              4.571              4.530             4.460              4.375
100-21.25                      44.896            45.120             44.727             43.709            44.677             46.244
100-21.75                       4.637             4.602              4.564              4.522             4.451              4.365
100-21.75                      44.278            44.449             43.997             42.914            43.774             45.210
100-22.25                       4.631             4.596              4.556              4.514             4.442              4.355
100-22.25                      43.660            43.777             43.266             42.120            42.871             44.177
100-22.75                       4.625             4.589              4.549              4.506             4.433              4.344
100-22.75                      43.042            43.106             42.536             41.326            41.969             43.144
100-23.25                       4.619             4.582              4.542              4.498             4.424              4.334
100-23.25                      42.424            42.435             41.806             40.532            41.067             42.111
100-23.75                       4.612             4.575              4.534              4.490             4.415              4.324
100-23.75                      41.807            41.765             41.076             39.738            40.165             41.078
100-24.25                       4.606             4.569              4.527              4.482             4.406              4.313
100-24.25                      41.190            41.094             40.347             38.944            39.263             40.046

WAL                             2.757             2.527              2.312              2.116             1.850              1.604
Mod Durn                        2.506             2.307              2.120              1.949             1.715              1.498
Principal Window        Jun05 - Mar09     Jun05 - Feb09      Jun05 - Jan09      Jun05 - Oct08     Jun05 - Sep08      Jun05 - Aug08
CMT_1YR                          3.33              3.33               3.33               3.33              3.33               3.33

Price                          20 CPB            22 CPB             25 CPB             30 CPB            40 CPB
100-21.25                       4.310             4.238              4.126              3.932             3.519 Yield
100-21.25                      45.833            44.192             39.846             26.546           -14.843 Spread
100-21.75                       4.298             4.225              4.112              3.915             3.495 Yield
100-21.75                      44.697            42.945             38.425             24.826           -17.204 Spread
100-22.25                       4.287             4.213              4.097              3.898             3.471 Yield
100-22.25                      43.561            41.698             37.005             23.106           -19.564 Spread
100-22.75                       4.275             4.200              4.083              3.881             3.448 Yield
100-22.75                      42.426            40.451             35.585             21.386           -21.924 Spread
100-23.25                       4.264             4.188              4.069              3.864             3.424 Yield
100-23.25                      41.291            39.204             34.165             19.667           -24.283 Spread
100-23.75                       4.253             4.175              4.055              3.846             3.401 Yield
100-23.75                      40.157            37.958             32.746             17.948           -26.641 Spread
100-24.25                       4.241             4.163              4.041              3.829             3.377 Yield
100-24.25                      39.023            36.713             31.328             16.230           -28.998 Spread

WAL                             1.453             1.316              1.148              0.941             0.678
Mod Durn                        1.364             1.242              1.090              0.900             0.656
Principal Window        Jun05 - Jun08     Jun05 - Apr08      Jun05 - Nov07      Jun05 - May07     Jun05 - Oct06
CMT_1YR                          3.33              3.33               3.33               3.33              3.33

Swap Mat            1YR               2YR               3YR                4YR                5YR
Yld                 3.667             4.074             4.233              4.3305             4.405

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